UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 3, 2009

eCrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.241.6868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

eCrypt Technologies, Inc., a Colorado corporation is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to its Report on Form 8-K, which was filed with the Securities and Exchange Commission on August 4, 2009 (the "Original Filing") to amend the information contained in the Original Filing.   The information contained in this Amendment amends and supplants the information contained in the Original Filing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On July 29,  2009, eCrypt technologies, Inc., a Colorado corporation (the “Registrant”) advised the firm Moore and Associates Chartered Accountants and Advisors, 6490 West Desert Inn Rd, Las Vegas, NV 89146, (“Moore”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2010.   The decision to dismiss Moore was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Moore for the fiscal years ended March 31, 2009 and 2008, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Moore on our financial statements for the fiscal years ended March 31, 2009 and 2008 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a net capital deficiency and the fact that we had suffered recurring losses to date.

During the fiscal years ended March 31, 2009 and 2008, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Moore, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore would have caused them to make reference thereto in their report on the financial statements for such periods.

On August 10, 2009, the Registrant provided a draft copy of this report on Form 8-KA to Moore, requesting their comments on the information contained therein.  The responsive letter from Moore is filed as an exhibit to this current report on Form 8KA.

(a)(2)

On August 3, 2009, the Registrant engaged the firm of Seale & Beers, CPA’s, whose address is  6490 West Desert Inn Rd, Las Vegas, NV 89146, (“Seale & Beers”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2010.

During the fiscal years ended March 31, 2009 and 2008, and the subsequent interim period prior to the engagement of Seale & Beers, neither the Registrant nor anyone on its behalf consulted with Seale & Beers regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Seale & Beers was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-KA to Seale & Beers prior to its filing, in order to provide Seale & Beers with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Seale & Beers does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Seale & Beers.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Moore and Associates Chartered Accountants and Advisors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: August 13, 2009

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By:  /S/ Brad Lever

Brad Lever, Chief Executive Officer, Chief Financial Officer, Director

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